EXHIBIT 99.1
Capturing the Therapeutic Potential of Bone Marrow Stem Cells Investor Presentation January 17, 2006 (Nasdaq:ASTM)

This presentation contains forward-looking statements, including, without limitation, statements concerning product-development objectives and anticipated timing, clinical trial strategies, timing and expected results, potential market opportunities and revenue models, market development plans, anticipated key milestones and potential advantages and applications of Tissue Repair Cells (TRCs), which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, competitive conditions and availability of resources. These and other significant factors are discussed in greater detail in Aastrom's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. SAFE HARBOR

Overview Pipeline of tissue regeneration products in development Proprietary bone marrow stem cell technology: Tissue Repair Cells ("TRCs") Proprietary manufacturing platform for regulatory compliance: AastromReplicell(r) System Active clinical trials and development programs in orthopedics, peripheral vascular and cardiac tissue disorders Established clinical safety and efficacy of TRCs as substitute for large volumes of bone marrow 12+ years of bone marrow stem cell product and manufacturing development

The Potential of Bone Marrow Stem Cells Therapy requires a large number of bone marrow stem cells

Aastrom's Solution: Tissue Repair Cells Grown from a small volume bone marrow aspirate in 12-day automated process Provide the equivalent of 1+ liter of bone marrow Contain active cellular components of bone marrow for tissue regeneration (stem, progenitor and stromal cells) Available for implant or injection New treatments for severe tissue injury or to prevent degenerative disease progression Alternative for Large Volume Bone Marrow

Tissue Repair Cells Replaces 1+ Liter of Native Bone Marrow Mature Cells Late Stage Early Stage Regeneration Effectiveness Least Best Stem Cells with Stroma Bone Marrow Aastrom's TRCs Typical Cultured Cells Multi-Lineage Progenitor Cells Precursor Cells

TRC Production Process Small aspirate from patient Office procedure TRCs generate healthy tissues > 200 patients treated to date TRCs produced in AastromReplicell System Centralized GMP manufacturing facility Patented stem cell product in 12 days

Commercialization Model Bone Grafting Vascular Osteonecrosis REGULATORY Biologic (BLA) Engineered Tissue Pharmaceutical EMEA FDA Japan

TRCs: Results Demonstrated to Date Tissue Result Clinical Bone Marrow Hematopoietic Bone - Systemic Bone - Local O Engraftment similar to full BMT Blood/immune system recovery post-chemotherapy Skeletal generation in hypophosphatasia patient Repair of non-union fractures and jaw bone Laboratory Vascular Cartilage O Vascular tubule formation Cartilage cell development Animal Cardiac O Improved function of infarcted tissue

Clinical Development Pipeline RESEARCH CLINICAL PRE-PIVOTAL PRECLINICAL Proof of Concept Multi- Center PIVOTAL Long Bone Fractures Jaw Bone Reconstruction Spine Fusion Osteonecrosis Diabetic Limb Ischemia Cardiac Repair Joint Repair BONE GRAFTING VASCULAR TISSUE JOINTS Completed Active

TRCs for Bone Grafting 2 Million+ Bone Graft Procedures for These Indications Sources: Millenium Research Group CY2009 projections; Data Monitor 2002 [U.S., EU and Japan]

TRC Development Strategy Rationale Market with multiple areas of use May offer earliest/safest market entry for TRCs Issues Crowded market Difficult to run trials for certain indications Strategy Complete proof of concept trials Select indication for registration trial Market for severe injury/problem niche Establish complete working business model Bone Graft Indication

TRC Clinical Trial - Orthopedics Non-Union Fractures (failed SOC) Lead trial completed (6 treatments) Bone growth, healing and safety shown in all patients Jaw Bone Reconstruction (sinus lift) Lead trial completed (5 patients with internal control) Bone growth and safety in all patients Improved safety (inflammation) and bone growth over control Spine Fusion Lead trial (PLGF) IND approved and accruals expected Q1 CY2006 5 patients to be evaluated for safety before expanding Osteonecrosis Lead study targeted in Q2 CY2006 (EU) Pre-Pivotal / Proof of Concept SOC = Standard of Care PLF = Posterior Lateral Gutter Fusion

TRC Clinical Trial - Orthopedics Non-Union Fractures (failed SOC) Multi-center study active in U.S. (36 patients) Accrual completion targeted Q2 CY2006 Interim results expected Q2-3 CY2006 Spine Fusion U.S. trial (PLGF) expected to expand to multi-centers in CY2006 EU trial (lead center) expected Q2 CY2006 Osteonecrosis EU trial expected to expand to multi-centers following completion of lead proof of concept trial Pre-Pivotal / Multi-Center SOC = Standard of Care PLF = Posterior Lateral Gutter Fusion

TRCs for Bone Grafting Non-Union Fracture Indication

Non-Union Fracture Trial * Clinical Situation: Non-union fracture of humerus which failed fixation and autograft (> 8 months) Candidate Patient X-Rays * Point of Fracture

Non-Union Fracture Trial Fracture Site with Previous Fixation Removed

Non-Union Fracture Trial Fracture Site with New Fixation Applied

Non-Union Fracture Trial TRCs and Matrix Applied at Fracture Site TRCs and Matrix

Non-Union Fracture Trial Patient Recovery (5 Months) Fracture Site

TRCs for Peripheral Vascular Tissue Regeneration of Ischemic Arteries in Limbs Sources: U.S. Census 2000; United Nations 2002 World Population Report; Weitz JI, Byrne J, Clagett P, et al. Diagnosis and Treatment of Chronic Arterial Insufficiency of the Lower Extremities: A Critical Review. Circulation 1996; 94: 3026-49. [U.S., EU and Japan] Patients with Peripheral Arterial Disease > 13 Million Patients needing Surgical Intervention > 2 Million Amputations > 400,000 Target Market for TRCs

TRC Development Strategy Rationale Large market opportunity with limited therapeutic competition Large volume bone marrow injections showing effectiveness Issues New treatment area Prevention vs. Therapy Strategy Controlled trials to determine effect of TRCs on ischemic vasculature Expand trials to establish method of use for therapeutic benefit Complete registration trial Peripheral Arterial Disease (Limb Ischemia Indication)

TRCs for Vascular Tissue Limb Ischemia Indication

Limb Ischemia Effect of Large Volume Bone Marrow Sources: Lancet 360: 427-435, 2002 (left panel) Eur J. Vasc Endovasc Surg 00, 1-3, 2002 (right panel)

TRC Clinical Trial - Peripheral Vascular Peripheral Arterial Disease (PAD) Single-center (EU) randomized trial currently active (Q4 CY2005) 25 patients with severe diabetic limb ischemia to be treated 5 patients per arm of study Controls are both bone marrow and standard of care Intramuscular or intra-arterial routes of administration Expect patient accrual to be completed in CY2006 U.S. site in planning Pre-Pivotal / Proof of Concept

Intellectual Property Biology and Therapeutic Use Bone marrow-derived stem and progenitor cell division ex vivo enabled/improved under medium exchange process Composition of matter of cells produced with process Therapeutic use as alternative to bone marrow cells Device Cell culture devices for radial perfusion with "decoupled" internal oxygenation System Modular, cell culture system components for automated cell production in a sterile removable cassette Electronic tracking for GMP process control Broad Patent Coverage

Twelve-Month Milestones Initiate spine fusion clinical trial in the EU Initiate osteonecrosis clinical trial in the EU Operations begin at licensed, centralized cell manufacturing facility in the EU Report interim patient data from multi-center U.S. fracture clinical trial Complete diabetic limb ischemia treatments Plans for registration trial for bone regeneration

Aastrom Balance Sheet Data (September 30, 2005 *) Cash and Investments $ 29,100,000 Total Assets $ 31,300,000 Debt $ -0- Shareholders' Equity $ 30,000,000 Average Cash Usage Per Month $ 1,200,000 * Per Aastrom Biosciences, Inc. 1st Q FY2006 Form 10-Q, as filed with the SEC

Aastrom Opportunity Bone marrow stem cells have great therapeutic potential Compelling early clinical evidence of TRCs as an effective large volume bone marrow therapy Proprietary therapeutics applied to multiple indications for treatment and prevention Established cell production technology enables commercial manufacturing Value creation driven by expanding clinical program

Capturing the Therapeutic Potential of Bone Marrow Stem Cells Thank you! (Nasdaq:ASTM)